Exhibit 99.1

FOR THE PERIOD BEGINNING 10/1/2007 AND ENDING 10/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                              AS OF OCTOBER 28,2007
                                   (UNAUDITED)

                                     ASSETS

                                                                October 28, 2007
                                                                ----------------
 CURRENT ASSETS:
      Cash and Cash Equivalents                               $         728,531
      Accounts Receivable                                               369,127
      Prepaid Expenses                                                  402,740
      Other Current Assets                                              173,710
      Assets of Discontinued Operations                                     435
                                                                 ---------------
           TOTAL CURRENT ASSETS                                       1,674,543
                                                                 ---------------


 VESSELS & EQUIPMENT
      Vessel - Palm Beach Princess - under Capital Lease             17,500,000
      Equipment                                                       4,038,242
      Leasehold Improvements                                            921,899
      Vessel - Big Easy - under Capital Lease - Not in Service       20,305,548
      Vessel  - Royal Star - Not Placed in Service                    1,394,000
                                                                 ---------------
                                                                     44,159,689
      LESS: Accumulated Depreciation and Amortization                 8,239,270
                                                                 ---------------
           TOTAL VESSELS & EQUIPMENT - NET                           35,920,419
                                                                 ---------------


 OTHER ASSETS:
      Notes Receivable                                                5,300,000
      Vessel Deposits - Related Parties                               9,733,136
      Deposits and Other Assets - Related Parties                     3,028,438
      Deposits and Other Assets - Non-Related Parties                   170,746
      Spare Parts Inventory                                           1,024,552
                                                                 ---------------
           TOTAL OTHER ASSETS                                        19,256,872
                                                                 ---------------


 TOTAL ASSETS                                                 $      56,851,834
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 10/1/2007 AND ENDING 10/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                              AS OF OCTOBER 28,2007
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                               October 28, 2007
                                                               ----------------
 CURRENT LIABILITIES:
      Accounts Payable                                        $        758,864
      Accrued Expenses                                               4,762,465
      DIP Financing                                                  1,407,385
      Liabilities of Discontinued Operations                           420,200
                                                                ---------------
           TOTAL CURRENT LIABILITIES                                 7,348,914
                                                                ---------------

 LIABILITIES SUBJECT TO COMPROMISE:                                 62,984,240
                                                                ---------------

                                                                ---------------
           TOTAL LIABILITIES                                        70,333,154
                                                                ---------------

 DEFERRED INCOME                                                     1,439,951

 COMMITMENTS AND CONTINGENCIES                                      -

 STOCKHOLDERS' EQUITY:
      Series A Preferred Stock $100.00 Par Value                    36,284,375

      Series B Preferred Stock $10.00 Par Value                      5,000,000
      Common Stock $2.00 Par Value                                  24,565,125
      Capital in Excess of Par                                      24,232,083
      Retained Earnings (Deficit)                                 (104,545,316)
                                                                ---------------
                                                                   (14,463,733)
      LESS:
         Treasury Stock, 915,077 Shares                                457,538

                                                                ---------------
           TOTAL STOCKHOLDERS' EQUITY                              (14,921,271)
                                                                ---------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $     56,851,834
                                                                ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 10/1/2007 AND ENDING 10/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE ONE MONTH ENDED OCTOBER 28, 2007
                                   (UNAUDITED)

                                                                One Month Ended
                                                                October 28, 2007
                                                                ----------------
 OPERATING REVENUES:
      Gaming                                                  $       1,635,379
      Fare                                                               27,340
      On Board                                                           73,260
      Other                                                              35,413
                                                                ----------------
          NET OPERATING REVENUES                                      1,771,392
                                                                ----------------

 OPERATING COSTS AND EXPENSES:
      Gaming                                                            745,137
      Fare                                                              194,360
      On Board                                                           41,991
      Maritime & Legal Expenses                                         587,293
      General & Administrative Expenses                                 287,692
      Ship Carrying Costs - Big Easy                                     46,983
      Ship Carrying Costs - Royal Star                                   47,771
      Development Costs - Other                                           9,614
      Depreciation & Amortization                                       170,119
      Impairment of Assets                                            1,660,734
                                                                ----------------
          TOTAL OPERATING COSTS AND EXPENSES                          3,791,694
                                                                ----------------

 OPERATING INCOME (LOSS)                                             (2,020,302)

 OTHER INCOME (EXPENSE):
      Interest and Financing Expenses                                    37,721
      Interest Income                                                     1,193
      Bankruptcy Costs                                                 (253,842)
                                                                ----------------
          TOTAL OTHER INCOME (EXPENSE)                                 (214,928)
                                                                ----------------

 (LOSS) BEFORE TAX PROVISION                                         (2,235,230)
      Income Tax Expense                                                      -
                                                                ----------------

 NET (LOSS)                                                   $      (2,235,230)
                                                                ================

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:            $           (0.20)
                                                                ================

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                           11,367,487
                                                                ================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 10/1/2007 AND ENDING 10/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                    FOR THE ONE MONTH ENDED OCTOBER 28, 2007
                                   (UNAUDITED)

                                                                 One Month Ended
                                                                October 28, 2007
                                                                ----------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      (LOSS) BEFORE DISCONTINUED OPERATIONS                   $      (2,235,230)
      Adjustments to reconcile income (loss) to net cash
       (used in) provided by operating activities:
          Depreciation and Amortization                                 170,119
          Impairment of Assets                                        1,660,734
          Changes in Operating Assets and Liabilities -
             (Increase) Decrease in Accounts Receivable                 (14,999)
             (Increase) Decrease in Other Assets                         16,471
             (Increase) Decrease in Prepaid Expenses                    287,810
             Increase (Decrease) in Accounts Payable
              and Accrued Expenses                                      (63,776)
                                                                ----------------
      NET CASH PROVIDED BY (USED IN) OPERATING                         (178,871)
                                                                ----------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures                                               (59,876)
     (Increase) Decrease in Other Investment Activity                   (13,862)
                                                                ----------------
      NET CASH (USED IN) INVESTING ACTIVITIES                           (73,738)
                                                                ----------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
     Funds Received from PDS Notes & Other Lenders
     DIP Financing Funds Received                                       214,892
     Advances (Paid) Received (to) From Related Parties                  (4,542)
     Principal Payments on Short Term Notes                             (69,863)
                                                                ----------------
      NET CASH (USED IN) FINANCING ACTIVITIES                           140,487
                                                                ----------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  (112,122)
      CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD              840,653
                                                                ----------------

      CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $         728,531
                                                                ================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 10/1/2007 AND ENDING 10/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             AS OF OCTOBER 28, 2007
                                   (Unaudited)

                                     ASSETS

    Bankruptcy Court Case No.             06-16441-BKC-PGH   06-16354-BKC-PGH  06-16351-BKC-PGH   06-16350-BKC-PGH
                                                               Royal Star         ITG Palm
                                            ITB, Inc.        Entertainment, LLC   Beach, LLC         ITGV, Inc.
                                         ----------------   ----------------   ----------------   ----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents          $           7,413  $               -  $         (10,034)  $        707,261
    Accounts Receivable                            1,105             (6,568)            44,200            233,857
    Prepaid Expenses                              60,161            126,424             11,609            156,134
    Other Current Assets                               -                  -              8,740            164,970
    Net Assets of Discontinued
     Operations - Current
                                         ----------------   ----------------   ----------------   ----------------
         TOTAL CURRENT ASSETS                     68,679            119,856             54,515          1,262,222
                                         ----------------   ----------------   ----------------   ----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                              -                  -         17,500,000
    Leasehold Improvements -
     Port of Palm Beach                                -                  -                  -            921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                     1,394,000         20,305,548                                     -
    Equipment                                     83,416                  -            221,843          3,651,968
                                         ----------------   ----------------   ----------------   ----------------
                                                  83,416          1,394,000         20,527,391         22,073,867
    LESS: Accumulated Depreciation and
           Amortization                           10,643                  -            721,597          7,426,015
                                         ----------------   ----------------   ----------------   ----------------
         TOTAL PLANT & EQUIPMENT - NET            72,773          1,394,000         19,805,794         14,647,852
                                         ----------------   ----------------   ----------------   ----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                 287,246           (116,500)                 -                  -
    Vessel Deposits - Related Parties          3,244,254                  -          2,488,882          4,000,000
    Deposits and Other Assets -
     Related Parties                             178,479                  -            118,000          2,006,670
    Spare Parts Inventory                              -                  -                  -          1,024,552
    Notes Receivable                           2,999,342                  -                  -                  -
                                         ----------------   ----------------   ----------------   ----------------
         TOTAL OTHER ASSETS                    6,709,321           (116,500)         2,606,882          7,031,222
                                         ----------------   ----------------   ----------------   ----------------

 TOTAL ASSETS                          $       6,850,773  $       1,397,356  $      22,467,191   $     22,941,296
                                         ================   ================   ================   ================

    Bankruptcy Court Case No.            06-16357-BKC-PGH   06-16356-BKC-PGH

                                              ITGDC              Orion
                                         ----------------   ----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents          $               -  $               -
    Accounts Receivable                           (2,030)                 -
    Prepaid Expenses                                   -                  -
    Other Current Assets                               -                  -
    Net Assets of Discontinued
     Operations - Current
                                         ----------------   ----------------
         TOTAL CURRENT ASSETS                     (2,030)                 -
                                         ----------------   ----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy
    Leasehold Improvements -
     Port of Palm Beach                                -                  -
    Ship Not Placed in Service -
     Royal Star & Big Easy
    Equipment                                     81,015                  -
                                         ----------------   ----------------
                                                  81,015                  -
    LESS: Accumulated Depreciation and
           Amortization                           81,015                  -
                                         ----------------   ----------------
         TOTAL PLANT & EQUIPMENT - NET                 -                  -
                                         ----------------   ----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                       -                  -
    Vessel Deposits - Related Parties                  -                  -
    Deposits and Other Assets -
     Related Parties                             356,592                  -
    Spare Parts Inventory                              -                  -
    Notes Receivable                                   -          2,300,658
                                         ----------------   ----------------
         TOTAL OTHER ASSETS                      356,592          2,300,658
                                         ----------------   ----------------

 TOTAL ASSETS                          $         354,562  $       2,300,658
                                         ================   ================

    Bankruptcy Court Case No.                                    Non-Bankrupt Companies
                                                                 ----------------------
                                          GMO Travel ITB Racing ITB Mgmt    RACE TRACK  RACE TRACK   MGMT INC      TOTAL
                                        -----------  ---------  ----------  ----------  ---------   ---------   ------------
 CURRENT ASSETS:
    Cash and Cash Equivalents         $     12,072  $    (666) $   12,485  $        -  $       -  $        -  $     728,531
    Accounts Receivable                     98,563          -           -           -          -           -        369,127
    Prepaid Expenses                        48,412          -           -           -          -           -        402,740
    Other Current Assets                         -          -           -           -          -           -        173,710
    Net Assets of Discontinued
      Operations - Current                                                        335        100                        435
                                        -----------  ---------  ----------  ----------  ---------   ---------   ------------
         TOTAL CURRENT ASSETS              159,048       (666)     12,485         335        100           -      1,674,543
                                        -----------  ---------  ----------  ----------  ---------   ---------   ------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                                                                     17,500,000
    Leasehold Improvements -
      Port of Palm Beach                         -          -           -           -          -           -        921,899
    Ship Not Placed in Service -
      Royal Star & Big Easy                                                                                      21,699,548
    Equipment                                    -          -           -           -          -           -      4,038,242
                                        -----------  ---------  ----------  ----------  ---------   ---------   ------------
                                                 -          -           -           -          -           -     44,159,689
    LESS: Accumulated Depreciation and
           Amortization                          -          -           -           -          -           -      8,239,270
                                        -----------  ---------  ----------  ----------  ---------   ---------   ------------
         TOTAL PLANT & EQUIPMENT - NET           -          -           -           -          -           -     35,920,419
                                        -----------  ---------  ----------  ----------  ---------   ---------   ------------

 OTHER ASSETS:
    Deposits and Other Assets -
          Non-Related                            -          -           -           -          -           -        170,746
    Vessel Deposits - Related Parties            -          -           -           -          -           -      9,733,136
    Deposits and Other Assets -
          Related Parties                        -    368,697           -           -          -           -      3,028,438
    Spare Parts Inventory                        -          -           -           -          -           -      1,024,552
    Notes Receivable                             -          -           -           -          -           -      5,300,000
                                        -----------  ---------  ----------  ----------  ---------   ---------   ------------
         TOTAL OTHER ASSETS                      -    368,697           -           -          -           -     19,256,872
                                        -----------  ---------  ----------  ----------  ---------   ---------   ------------

 TOTAL ASSETS                         $    159,048  $ 368,031  $   12,485  $      335  $     100  $        -  $  56,851,834
                                        ===========  =========  ==========  ==========  =========   =========   ============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 10/1/2007 AND ENDING 10/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             AS OF OCTOBER 28, 2007
                                   (Unaudited)

                       LIBILITIES AND STOCKHOLDERS' EQUITY

    Bankruptcy Court Case No.            06-16441-BKC-PGH   06-16354-BKC-PGH  06-16351-BKC-PGH   06-16350-BKC-PGH
                                                              Royal Star         ITG Palm
                                           ITB, Inc.        Entertainment, LLC   Beach, LLC         ITGV, Inc.
                                        ----------------   ----------------   ----------------   ----------------
 CURRENT LIABILITIES:

    Accounts Payable                  $          69,786  $          91,787  $          43,069   $        530,441
    Accrued Expenses                            174,990            (11,377)         1,035,492          3,113,159
    DIP Financing                                     -                  -                  -          1,407,385
    Net Liabilities of Discontinued
     Operations - Current                             -                  -                  -                  -
                                        ----------------   ----------------   ----------------   ----------------
         TOTAL CURRENT LIABILITIES              244,776             80,410          1,078,561          5,050,985
                                        ----------------   ----------------   ----------------   ----------------

                                        ----------------   ----------------   ----------------   ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:           3,364,524          5,162,469         21,815,116         29,237,546
                                        ----------------   ----------------   ----------------   ----------------

 DEFERRED INCOME                                      -                  -                  -                  -
                                        ----------------   ----------------   ----------------   ----------------

 COMMITMENTS AND CONTINGENCIES                        -                  -                  -                  -
                                        ----------------   ----------------   ----------------   ----------------

    Due To/(From) Affiliates               (245,071,396)         2,575,084         26,737,647        (21,407,243)
                                        ----------------   ----------------   ----------------   ----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                       36,284,375                  -                  -                  -
    Series B Preferred Stock
     $10.00 Par Value                         5,000,000                  -                  -                  -
    Common Stock $2.00 Par Value             24,526,024                  -                  -                  1
    Capital in Excess of Par                184,552,785                  -                  -         10,060,006
    Retained Earnings (Deficit)              (1,592,777)        (6,420,608)       (27,164,135)         9,890,051
                                        ----------------   ----------------   ----------------   ----------------
         TOTAL                              248,770,407         (6,420,608)       (27,164,135)        19,950,058

                                        ----------------   ----------------   ----------------   ----------------
    LESS:
       Treasury Stock                           457,538                  -                  -                  -
                                        ----------------   ----------------   ----------------   ----------------
         TOTAL STOCKHOLDERS' EQUITY         248,312,869         (6,420,608)       (27,164,135)        19,950,058
                                        ----------------   ----------------   ----------------   ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                $       6,850,773  $       1,397,355  $      22,467,189   $     22,941,296
                                        ================   ================   ================   ================

    Bankruptcy Court Case No.           06-16357-BKC-PGH   06-16356-BKC-PGH

                                             ITGDC              Orion
                                        ----------------   ----------------
 CURRENT LIABILITIES:

    Accounts Payable                  $               -  $               -
    Accrued Expenses                                  -                  -
    DIP Financing                                     -                  -
    Net Liabilities of Discontinued
     Operations - Current                             -                  -
                                        ----------------   ----------------
         TOTAL CURRENT LIABILITIES                    -                  -
                                        ----------------   ----------------

                                        ----------------   ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:           1,118,263          1,250,658
                                        ----------------   ----------------

 DEFERRED INCOME                                      -                  -
                                        ----------------   ----------------

 COMMITMENTS AND CONTINGENCIES                        -                  -
                                        ----------------   ----------------

    Due To/(From) Affiliates                  4,404,481         28,818,897
                                        ----------------   ----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                                -                  -
    Series B Preferred Stock
     $10.00 Par Value                                 -                  -
    Common Stock $2.00 Par Value                      -                  -
    Capital in Excess of Par                          -                  -
    Retained Earnings (Deficit)              (5,168,183)       (27,768,897)
                                        ----------------   ----------------
         TOTAL                               (5,168,183)       (27,768,897)

                                        ----------------   ----------------
    LESS:
       Treasury Stock                                 -                  -
                                        ----------------   ----------------
         TOTAL STOCKHOLDERS' EQUITY          (5,168,183)       (27,768,897)
                                        ----------------   ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                $         354,561  $       2,300,658
                                        ================   ================

    Bankruptcy Court Case No.                                        Non-Bankrupt Companies
                                                                     ----------------------
                                       GMO Travel    ITB Racing   ITB Mgmt       RACE TRACK     RACE TRACK  MGMT INC      TOTAL
                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------
 CURRENT LIABILITIES:
    Accounts Payable                 $  (50,215) $     73,996  $          -  $           -  $          -  $       -  $     758,864
    Accrued Expenses                     17,137       122,655       310,404              -             -          -      4,762,466
    DIP Financing                             -             -             -              -             -          -      1,407,385
    Net Liabilities of Discontinued
     Operations - Current                     -             -             -        209,200       211,000          -        420,200
                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------
         TOTAL CURRENT LIABILITIES      (33,078)      196,653       310,404        209,200       211,000          -      7,348,915
                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------

                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------
 LIABILITIES SUBJECT TO COMPRIMISE:                    18,164     1,017,500                                             62,984,240
                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------

 DEFERRED INCOME                              -             -             -      1,439,951             -          -      1,439,951
                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------

 COMMITMENTS AND CONTINGENCIES                -             -             -              -             -          -              -
                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------

    Due To/(From) Affiliates            630,649     1,212,700       984,178    226,674,474    (25,440,709) (118,762)             -
                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                        -             -             -              -             -          -     36,284,375
    Series B Preferred Stock
     $10.00 Par Value                         -             -             -              -             -          -      5,000,000
    Common Stock $2.00 Par Value            200             -        12,500          1,000        25,400          -     24,565,125
    Capital in Excess of Par                  -             -       (39,990)  (163,295,651)    3,014,939          -     24,232,083
    Retained Earnings (Deficit)        (438,723)   (1,059,486)   (2,272,105)   (65,028,639)   22,189,470    118,761   (104,545,316)
                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------
         TOTAL                         (438,523)   (1,059,486)   (2,299,595)  (228,323,290)   25,229,809    118,761    (14,463,733)

                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------
    LESS:
       Treasury Stock                         -             -             -              -             -          -        457,538
                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------
         TOTAL STOCKHOLDERS' EQUITY    (438,523)   (1,059,486)   (2,299,595)  (228,323,290)   25,229,809    118,761    (14,921,271)
                                       ---------   -----------   -----------   ------------   -----------  ---------   ------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY              $  159,048  $    368,031  $     12,487  $         335  $        100  $      (1) $  56,851,834
                                       =========   ===========   ===========   ============   ===========  =========   ============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 10/1/2007 AND ENDING 10/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE ONE MONTH ENDED OCTOBER 28, 2007
                                   (Unaudited)

    Bankruptcy Court Case No.            06-16441-BKC-PGH   06-16354-BKC-PGH  06-16351-BKC-PGH    06-16350-BKC-PGH
                                                              Royal Star         ITG Palm
                                           ITB, Inc.        Entertainment, LLC   Beach, LLC         ITGV, Inc.
                                        ----------------   ----------------   ----------------   ----------------
 OPERATING REVENUES:
    Gaming                            $               -  $               -  $               -   $      1,635,379
    Fare                                              -                  -                  -             27,340
    On Board                                          -                  -                  -             73,260
    Other                                             -                  -                  -                  -
                                        ----------------   ----------------   ----------------   ----------------
    NET OPERATING REVENUES                            -                  -                  -          1,735,979
                                        ----------------   ----------------   ----------------   ----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                            -                  -                  -            745,137
    Fare                                              -                  -                  -            164,620
    On Board                                          -                  -                  -             41,991
    Maritime & Legal Expenses                         -                  -                  -            587,293
    G & A Expenses - Palm Beach
     Princess                                         -                  -                  -            336,736
    G & A Expenses - Parent                    (103,964)                 -                  -                  -
    Development Costs                                 -             47,771             46,983              9,614
    Impairment of Assets                              -          1,660,735                  -                  -
    Depreciation & Amortization                       -                  -                  -            170,119
                                        ----------------   ----------------   ----------------   ----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                  (103,964)         1,708,506             46,983          2,055,511
                                        ----------------   ----------------   ----------------   ----------------

 OPERATING INCOME (LOSS)                        103,964         (1,708,506)           (46,983)          (319,532)
                                        ----------------   ----------------   ----------------   ----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses            (118,489)            69,862            100,000            (13,652)
    ITG Vegas Bankruptcy Costs                        -               (750)            (5,500)          (247,342)
    Interest Income                                   -                  -                  -              1,193

                                        ----------------   ----------------   ----------------   ----------------
    TOTAL OTHER INCOME (EXPENSE)               (118,489)            69,112             94,500           (259,801)
                                        ----------------   ----------------   ----------------   ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION            (14,525)        (1,639,394)            47,517           (579,333)
    LESS: State Income Tax Expense                    -                  -                  -                  -
                                        ----------------   ----------------   ----------------   ----------------

 NET INCOME (LOSS)                    $         (14,525) $      (1,639,394) $          47,517   $       (579,333)
                                        ================   ================   ================   ================

    Bankruptcy Court Case No.            06-16357-BKC-PGH   06-16356-BKC-PGH

                                             ITGDC              Orion
                                        ----------------   ----------------
 OPERATING REVENUES:
    Gaming                            $               -  $               -
    Fare                                              -                  -
    On Board                                          -                  -
    Other                                             -                  -
                                        ----------------   ----------------
    NET OPERATING REVENUES                            -                  -
                                        ----------------   ----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                            -                  -
    Fare                                              -                  -
    On Board                                          -                  -
    Maritime & Legal Expenses                         -                  -
    G & A Expenses - Palm Beach
     Princess                                         -                  -
    G & A Expenses - Parent                           -                  -
    Development Costs                                 -                  -
    Impairment of Assets                              -                  -
    Depreciation & Amortization                       -                  -
                                        ----------------   ----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                         -                  -
                                        ----------------   ----------------

 OPERATING INCOME (LOSS)                              -                  -
                                        ----------------   ----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                   -                  -
    ITG Vegas Bankruptcy Costs                     (250)                 -
    Interest Income                                   -                  -

                                        ----------------   ----------------
    TOTAL OTHER INCOME (EXPENSE)                   (250)                 -
                                        ----------------   ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION               (250)                 -
    LESS: State Income Tax Expense                    -                  -
                                        ----------------   ----------------

 NET INCOME (LOSS)                    $            (250) $               -
                                        ================   ================

    Bankruptcy Court Case No.                                            Non-Bankrupt Companies
                                                                         ----------------------
                                             GMO Travel  ITB Racing   ITB Mgmt      RACE TRACK  RACE TRACK  MGMT INC      TOTAL
                                           -----------   ---------   -----------   -----------  ---------   --------   ------------
 OPERATING REVENUES:
    Gaming                               $          -  $        -  $          -  $          -  $       -  $       -  $   1,635,379
    Fare                                            -           -             -             -          -          -         27,340
    On Board                                        -           -             -             -          -          -         73,260
    Other                                      35,413           -             -             -          -          -         35,413
                                           -----------   ---------   -----------   -----------  ---------   --------   ------------
    NET OPERATING REVENUES                     35,413           -             -             -          -          -      1,771,392
                                           -----------   ---------   -----------   -----------  ---------   --------   ------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                          -           -             -             -          -          -        745,137
    Fare                                       29,740           -             -             -          -          -        194,360
    On Board                                        -           -             -             -          -          -         41,991
    Maritime & Legal Expenses                       -           -             -             -          -          -        587,293
    G & A Expenses - Palm Beach
     Princess                                   9,319           -             -             -          -          -        346,055
    G & A Expenses - Parent                         -           -        45,600             -          -          -        (58,364)
    Development Costs                               -           -             -             -          -          -        104,368
    Impairment of Assets                            -           -             -             -          -          -      1,660,734
    Depreciation & Amortization                     -           -             -             -          -          -        170,119
                                           -----------   ---------   -----------   -----------  ---------   --------   ------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                  39,059           -        45,600             -          -          -      3,791,694
                                           -----------   ---------   -----------   -----------  ---------   --------   ------------

 OPERATING INCOME (LOSS)                       (3,646)          -       (45,600)            -          -          -     (2,020,302)
                                           -----------   ---------   -----------   -----------  ---------   --------   ------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                 -           -             -             -          -          -         37,721
    ITG Vegas Bankruptcy Costs                      -           -             -             -          -          -       (253,842)
    Interest Income                                 -           -             -             -          -          -          1,193

                                           -----------   ---------   -----------   -----------  ---------   --------   ------------
    TOTAL OTHER INCOME (EXPENSE)                    -           -             -             -          -          -       (214,928)
                                           -----------   ---------   -----------   -----------  ---------   --------   ------------

 INCOME (LOSS)  BEFORE TAX PROVISION           (3,646)          -       (45,600)            -          -          -     (2,235,230)
    LESS: State Income Tax Expense                  -           -             -             -          -          -              -
                                           -----------   ---------   -----------   -----------  ---------   --------   ------------

 NET INCOME (LOSS)                       $     (3,646) $        -  $    (45,600) $          -  $       -  $       -  $  (2,235,230)
                                           ===========   =========   ===========   ===========  =========   ========   ============

Unaudited Internally Generated Report Subject To Amending Adjustments